Exhibit 10.3

THIRD SUPPLEMENTAL INDENTURE

Dated as of July 23, 2009

among

TICKETMASTER ENTERTAINMENT, INC.

The Guarantors Party Hereto

and

THE BANK OF NEW YORK MELLON,

as Trustee

THIS THIRD SUPPLEMENTAL INDENTURE (this “Supplemental Indenture”), entered into as of July 23, 2009, among TICKETMASTER ENTERTAINMENT, INC., a Delaware corporation formerly known as Ticketmaster (the “Issuer”), the guarantors party hereto (the “Guarantors”), and THE BANK OF NEW YORK MELLON, as trustee (the “Trustee”).

RECITALS

WHEREAS, the Issuer, the guarantors named therein and the Trustee entered into the Indenture, dated as of July 28, 2008 (the “Indenture”), relating to the Issuer’s 10.75% Senior Notes due 2016 (the “Notes”);

WHEREAS, the Issuer, the guarantors named therein and the Trustee entered into the First Supplemental Indenture, dated as of August 20, 2008 (the “First Supplemental Indenture”), pursuant to which FLMG Holdings Corp., a Delaware corporation, unconditionally guaranteed all of the Issuer’s obligations under the Notes and the Indenture on the terms set forth in the Indenture;

WHEREAS, the Issuer, the guarantors named therein and the Trustee entered into the Second Supplemental Indenture, dated as of April 30, 2009 (the “Second Supplemental Indenture”), pursuant to which certain Domestic Restricted Subsidiaries unconditionally guaranteed all of the Issuer’s obligations under the Notes and the Indenture on the terms set forth in the Indenture;

WHEREAS, Front Line Management Group, Inc., a Guarantor and subsidiary of the Issuer, has formed Morris Artists Management LLC, a Delaware limited liability company (the “New Guarantor”), and the New Guarantor became a Domestic Restricted Subsidiary of the Issuer;

WHEREAS, as a result of the formation of the New Guarantor and its subsequent acquisition of certain assets from third parties, Sections 4.13 and 9.01 of the Indenture require the New Guarantor to execute and deliver to the Trustee this Supplemental Indenture pursuant to which the New Guarantor shall unconditionally guarantee all of the Issuer’s obligations under the Notes and the Indenture on the terms set forth in the Indenture;

WHEREAS, the Issuer changed its name from Ticketmaster to Ticketmaster Entertainment, Inc. on October 29, 2008;

WHEREAS, the Issuer desires to amend the Notes pursuant to Section 9.01 of the Indenture to reflect the change in the Issuer’s name and for the Trustee to place an appropriate notation on the Notes pursuant to Section 9.05 of the Indenture to reflect the change in the Issuer’s name;

WHEREAS, the Guarantors, including the New Guarantor, and the Issuer have requested that the Trustee execute and deliver this Supplemental Indenture; and

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WHEREAS, all things necessary have been done to make this Supplemental Indenture, when executed and delivered by the Guarantors, including the New Guarantor, and the Issuer, the legal, valid and binding agreement of the Guarantors, including the New Guarantor, and the Issuer, in accordance with its terms.

AGREEMENT

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and intending to be legally bound, the parties to this Supplemental Indenture hereby agree as follows:

Section 1.  Capitalized terms used herein and not otherwise amended or defined herein are used as defined in the Indenture.

Section 2.  The Indenture shall be amended such that the defined term “Issuer” is amended to mean Ticketmaster Entertainment, Inc.

Section 3.  The Trustee shall place an appropriate notation on the Notes to reflect the change in the name of the Issuer from Ticketmaster to Ticketmaster Entertainment, Inc.

Section 4.  The New Guarantor, by its execution of this Supplemental Indenture, agrees to be a Guarantor under the Indenture and to be bound by the terms of the Indenture applicable to Guarantors, including, but not limited to, Article 10 thereof.

Section 5.  This Supplemental Indenture shall be governed by and construed in accordance with the laws of the State of New York.

Section 6.  This Supplemental Indenture may be signed in various counterparts which together will constitute one and the same instrument.

Section 7.  This Supplemental Indenture is an amendment supplemental to the Indenture and the Indenture, the First Supplemental Indenture, the Second Supplemental Indenture and this Supplemental Indenture will henceforth be read together.

Section 8.  The recitals contained herein are made by the Issuer and the Guarantors, including the New Guarantor, and not by the Trustee, and the Trustee assumes no responsibility for the correctness thereof.  The Trustee makes no representation as to the validity or sufficiency of this Supplemental Indenture.  All rights, protections, privileges, indemnities and benefits granted or afforded to the Trustee under the Indenture shall be deemed incorporated herein by this reference and shall be deemed applicable to all actions taken, suffered or omitted by the Trustee under this Supplemental Indenture.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed as of the date first above written.

TICKETMASTER ENTERTAINMENT, INC., as Issuer

By:	/s/ Brian Regan
	Name:	Brian Regan
	Title:	Executive Vice President
and Chief Financial Officer

FLMG HOLDINGS CORP.,
IAC PARTNER MARKETING, INC.,
MICROFLEX 2001 LLC,
TICKETMASTER ADVANCE TICKETS, LLC,
TICKETMASTER CALIFORNIA GIFT CERTIFICATES L.L.C.,
TICKETMASTER CHINA VENTURES, L.L.C.,
TICKETMASTER EDCS LLC,
TICKETMASTER FLORIDA GIFT CERTIFICATES L.L.C.,
TICKETMASTER GEORGIA GIFT CERTIFICATES L.L.C.,
TICKETMASTER INDIANA HOLDINGS CORP.,
TICKETMASTER L.L.C.,
TICKETMASTER MULTIMEDIA HOLDINGS LLC,
TICKETMASTER NEW VENTURES HOLDINGS, INC.,
TICKETMASTER WEST VIRGINIA GIFT CERTIFICATES L.L.C.,
TICKETMASTER-INDIANA, L.L.C.,
TM VISTA INC.,
as Guarantors

By:	/s/ Brian Regan
	Name:	Brian Regan
	Title:	Executive Vice President
and Chief Financial Officer

Signature Page to Third Supplemental Indenture

ECHOMUSIC, LLC,
EVENTINVENTORY.COM, INC.,
NETTICKETS.COM, INC.,
OPENSEATS, INC.,
PACIOLAN, INC.,
PREMIUM INVENTORY, INC.,
SHOW ME TICKETS, LLC,
THE V.I.P. TOUR COMPANY,
TICKETSNOW.COM, INC.,
TNOW ENTERTAINMENT GROUP, INC.,
as Guarantors

By:	/s/ Brian Regan
	Name:	Brian Regan
	Title:	Vice President

FRONT LINE MANAGEMENT GROUP, INC.,
AZOFF PROMOTIONS LLC,
FRONT LINE BCC LLC,
ILAA, INC.,
ILA MANAGEMENT, INC.,
ENTERTAINERS ART GALLERY LLC,
MORRIS ARTISTS MANAGEMENT LLC,
as Guarantors

By:	/s/ Colin Hodgson
	Name:	Colin Hodgson
	Title:	Chief Financial Officer

FEA MERCHANDISE INC.,
SPALDING ENTERTAINMENT, LLC,
as Guarantors

By:	/s/ Colin Hodgson
	Name:	Colin Hodgson
	Title:	Treasurer

Signature Page to Third Supplemental Indenture

TICKETWEB, LLC,
as Guarantor

By:	/s/ Chris Riley
	Name:	Chris Riley
	Title:	Senior Vice President, Deputy General Counsel and Secretary

Signature Page to Third Supplemental Indenture

THE BANK OF NEW YORK MELLON,
as Trustee

By:	/s/ Sherma Thomas
	Name:	Sherma Thomas
	Title:	Assistant Treasurer

Signature Page to Third Supplemental Indenture